Morgan Stanley Income Securities Inc.
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Continental Resources Inc.
4.500% due 4/15/2023
Purchase/Trade Date:	  4/2/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, JP Morgan, RBS,
Mitsubishi UFJ Securities, Wells Fargo Securities,
Capital One Southcoast, Citigroup, Santander, TD
Securities, UBS Investment Bank, US Bancorp, Comerica
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 US Airways Inc. 3.950% due
5/15/2027
Purchase/Trade Date:	  4/10/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $620,095,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.044
Percentage of Fund's Total Assets: 0.15
Brokers: Goldman, Sachs & Co., Citigroup Global
Markets Inc., Morgan Stanley & Co. LLC, Barclays
Capital Inc., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Natixis Securities Americas LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Barrick Gold Corp. 4.100% due
5/1/2023
Purchase/Trade Date:	  4/29/13
Offering Price of Shares: $99.797
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $525,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.29
Brokers: Citigroup Global Markets Inc., JP Morgan
Securities LLC, Morgan Stanley & Co. LLC, RBC
Capital Markets, LLC, HSBC Securities (USA) Inc., UBS
Securities LLC, BMO Capital Markets Corp., CIBC
World Markets Corp., Scotia Bank (USA) Inc., TD
Securities (USA) LLC, Barclays Capital Inc., BNP
Paribas Securities Corp., Deutsche Bank Securities Inc.,
Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner &
Smith Incorporated, RBS Securities Inc., Standard
Chartered Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Piedmont Operating Partnership
LP 3.400% due 6/1/2023
Purchase/Trade Date:	  5/6/2013
Offering Price of Shares: $99.601
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $875,000
Percentage of Offering Purchased by Fund: 0.250
Percentage of Fund's Total Assets: 0.50
Brokers: JP Morgan Securities LLC, Morgan Stanley &
Co. LLC, US Bancorp Investments, Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, PNC Capital
Markets LLC, RBC Capital Markets LLC, SunTrust
Robinson Humphreys, Inc., Wells Fargo Securities, LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ball Corp. 4.000% due 11/15/2023
Purchase/Trade Date:	  5/9/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $425,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets: 0.24
Brokers:  Deutsche Bank Securities, BofA Merrill Lynch,
Goldman, Sachs & Co., Barclays, Wells Fargo Securities,
RBS, KeyBanc Capital Markets, JP Morgan, BNP
Paribas, US Bancorp, Rabo Securities, PNC Capital
Markets LLC, SMBC Nikko, Anz Securities,  Unicred
Capital Markets, Mitsubishi UF Securities
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 ING US Inc. 5.650% due
5/15/2053
Purchase/Trade Date:	5/13/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.053
Percentage of Fund's Total Assets: 0.23
Brokers: Barclays Capital Inc, JP Morgan Securities
LLC, Merrill, Lynch, Pierce, Fenner & Smith
Incorporated, RBS Securities, Inc., Citigroup Capital
Markets Inc., Credit Suisse Securities (USA) LLC,
Deutsche Bank Securities Inc., ING Financial Markets
LLC, RBC Capital Markets, LLC, SunTrust Robinson
Humphrey, Inc., US Bancorp Investments, Inc., BNY
Mellon Capital Markets, LLC, Credit Agricole Securities
(USA) Inc., Lloyds Securities, Inc., Mitsubishi UFJ
Securities (USA), Inc., nabSecurities, LLC, Natixis
Securities America, LLC, Nomura Securities
International, Inc., PNC Capital Markets LLC, Scotia
Capital  (USA) Inc., Standard Chartered Bank, Wells
Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 BRF Brasil Foods SA 3.950% due
5/22/2023
Purchase/Trade Date:	  5/15/2013
Offering Price of Shares: $98.497
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $270,000
Percentage of Offering Purchased by Fund: 0.054
Percentage of Fund's Total Assets: 0.15
Brokers: BB Securities, Bradesco BBI, Itau BBA,
Morgan Stanley, Santander
Purchased from: Itau BBA USA Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Glencore Fund LLC 2.500% due
1/15/2019
Purchase/Trade Date:	  5/22/2013
Offering Price of Shares: $99.502
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $575,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Fund's Total Assets: 0.32
Brokers: Merrill Lynch, Pierce, Fenner & Smith
Incorporated, BNP Paribas Securities Corp., Credit Suisse
Securities (USA) LLC, RBS Securities Inc., ANZ
Securities, Inc., Mitsubishi UFJ Securities (USA), Inc.,
SMBC Nikko Capital Markets Limited, TD Securities
(USA) LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Alexandria Real Estate Equities
Inc. 3.900% due 6/15/2023
Purchase/Trade Date:	  5/29/2013
Offering Price of Shares: $99.712
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.100
Percentage of Fund's Total Assets: 0.28
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan,
RBS, Baird, Capital One Southcoast, Evercore Partners,
BB& T Capital Markets, Credit Agricole CIB, Mitsubishi
UF Securities, SunTrust Robinson Humphrey, Inc.,
Scotiabank, BNP Mellon Capital Markets LLC, Credit
Suisse, SMBC Nikko
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ingersoll-Rand Global Holding
Co. 4.250% due 6/15/2023
Purchase/Trade Date:	  6/17/2013
Offering Price of Shares: $99.815
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $470,000
Percentage of Offering Purchased by Fund: 0.067
Percentage of Fund's Total Assets: 0.28
Brokers: Citigroup Global Markets Inc., Goldman, Sachs
& Co., JP Morgan Securities LLC, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Deutsche Bank Securities
Inc., Mizuho Securities USA Inc., BNP Paribas Securities
Corp., BNY Mellon Capital Markets, LLC, Credit Suisse
Securities (USA) LLC, Morgan Stanley & Co. LLC, RBS
Securities Inc., Santander Investment Securities Inc.,
Scotia Capital (USA) Inc., Standard Chartered Bank, The
Williams Capital Group, L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Boston Properties LP 3.800% due
2/1/2024
Purchase/Trade Date:	  6/18/2013
Offering Price of Shares: $99.694
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $185,000
Percentage of Offering Purchased by Fund: 0.026
Percentage of Fund's Total Assets: 0.11
Brokers:  BofA Merrill Lynch, Deutsche Bank Securities,
JP Morgan, Morgan Stanley, BNY Mellon Capital
Markets LLC, Wells Fargo Securities, Capita One
Southcoast, Mitsubishi UFJ Securities, Santander,
Scotiabank, SunTrust Robinson Humphrey, TD
Securities,, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 British Airways PLC 4.625% due
6/20/2024
Purchase/Trade Date:	  6/25/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $721,610,000
Amount Purchased by Fund: $700,000
Percentage of Offering Purchased by Fund: 0.097
Percentage of Fund's Total Assets: 0.41
Brokers:  Citigroup, HSBC, Deutsche Bank Securities,
Morgan Stanley
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Realty Income Corp. 4.650% due
8/1/2023
Purchase/Trade Date:	  7/9/2013
Offering Price of Shares: $99.775
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.15
Brokers:  Citigroup Global Markets Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, BNY Mellon
Capital Markets, LLC, JP Morgan Securities LLC, RBC
Capital Markets, LLC, Regions Securities LLC, US
Bancorp Investments, Inc., Wells Fargo Securities, LLC,
Morgan Stanley & Co. LLC, BB& T Capital Markets,
BBVA Securities Inc., Mitsubishi UFJ Securities (USA),
Inc., Moelis & Company LLC, PNC Capital Markets
LLC, Capital One Securities, Inc., Comerica Securities,
Inc., Raymond James & Associates, Inc., SMBC Nikko
Securities America, Inc.
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 American Airlines 2013-1 Class
C-4 4.950% due 1/15/2023
Purchase/Trade Date:	  7/24/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,408,113,000
Amount Purchased by Fund: $900,000
Percentage of Offering Purchased by Fund: 0.064
Percentage of Fund's Total Assets: 0.52
Brokers:  Deutsche Bank Securities, Morgan Stanley,
Citigroup, Credit Suisse, Goldman, Sachs & Co., JP
Morgan
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Kinder Morgan Energy Partners
LP 2.650% due 2/1/2019
Purchase/Trade Date:	  7/29/2013
Offering Price of Shares: $99.858
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.15
Brokers:  BofA Merrill Lynch, Morgan Stanley, Wells
Fargo Securities, Credit Suisse, DNB Markets, Mitsubishi
UFJ Securities, Mizuho Securities, Scotiabank, CIBC,
Credit Agricole CIB, RBS, Societe Generale, SunTrust
Robinson Humphrey
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Credit Suisse AG 6.500% due
8/8/2023
Purchase/Trade Date:	  8/1/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $850,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.50
Brokers:  Credit Suisse, Barclays, Societe Generale,
Danske Bank, Santander, UniCredit Bank, ABN AMRO,
Banca IMI, Banco Bilbao Vizcaya Argentaria, S.A., BB
Securities, BMO Capital Markets, BNY Mellon Capital
Markets, LLC, BofA Meill Lynch, Capital One
Securities, CIBC, Citigroup, Commerzbank,
Commonwealth Bank of Australia, Deutsche Bank
Securities, Morgan Stanley, nabSecurities, LLC,
Rabobank International, RBC Capital Markets,
Scotiabank, SunTrust Robinson Humphrey, Swedbank
AB, TD Securities, US Bancorp, Wells Fargo Securities
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 United Airlines Inc. 4.300% due
8/15/2025
Purchase/Trade Date:	  8/1/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $720,315,000
Amount Purchased by Fund: $925,000
Percentage of Offering Purchased by Fund: 0.128
Percentage of Fund's Total Assets: 0.54
Brokers:  Credit Suisse, Morgan Stanley, Deutsche Bank
Securities, Goldman, Sachs & Co., Citigroup, Credit
Agricole Securities, Natixis
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Viacom Inc. 5.850% due 9/1/2043
Purchase/Trade Date:	  8/12/2013
Offering Price of Shares: $99.353
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.028
Percentage of Fund's Total Assets: 0.20
Brokers:  BofA Merrill Lynch, Citigroup, JP Morgan,
RBS, Deutsche Bank Securities, Morgan Stanley, Wells
Fargo Securities, BNP Paribas, Mizuho Securities, RBC
Capital Markets, SMBC Nikko, Guggenheim Securities,
Lloyds Securities, US Bancorp, BNY Mellon Capital
Markets, LLC, The Williams Capital Group, L.P.,
Santander, Banca IMI
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 The Southern Company 2.450%
due 9/1/2018
Purchase/Trade Date:	  8/21/2013
Offering Price of Shares: $99.798
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.090
Percentage of Fund's Total Assets: 0.26
Brokers:  JP Morgan, Morgan Stanley, US Bancorp,
Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Citigroup Inc. 6.675% due
9/13/2043
Purchase/Trade Date:	  9/10/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $220,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 0.13
Brokers:  Citigroup, RBC Capital Markets, ANZ
Securities, Scotiabank, ABN AMRO, BMO Capital
Markets, Commerzbank, Lloyds Securities, Mizuho
Securities, Natixis, Santander SMBC Nikko, BNY
Mellon Capital Markets, LLC, Societe Generale, Banca
IMI, Capital One Securities, Fifth Third Securities, Inc.,
Macquarie Capital, nabSecurities, LLC, Nomura,
SunTrust Robinson Humphrey, US Bancorp, Credit
Agricole CIB, TD Securities, BBVA Securities, CIBC,
ING, Mitsubishi UFJ Securities, National Bank of
Canada Financial, PNC Capital Markets LLC, UniCredit
Capital Markets
Purchased from: Royal Bank of Canada
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ecopetrol SA 5.875% due
9/18/2023
Purchase/Trade Date:	  9/11/2013
Offering Price of Shares: $99.033
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $540,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Fund's Total Assets: 0.31
Brokers:  BofA Merrill Lynch, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Verizon Communications Inc.
6.550% due 9/15/2043
Purchase/Trade Date:	  9/11/2013
Offering Price of Shares: $99.883
Total Amount of Offering: $15,000,000,000
Amount Purchased by Fund: $1,075,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.63
Brokers:  Barclays, BofA Merrill Lynch, JP Morgan,
Morgan Stanley, Citigroup, Credit Suisse, Mitsubishi
UFJ Securities, Mizuho Securities, RBC Capital Markets,
RBS, Wells Fargo Securities, Deutsche Bank Securities,
Santander
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:	 Energy Transfer Partners LP
4.900% due 2/1/2024
Purchase/Trade Date:	  9/12/2013
Offering Price of Shares: $99.181
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $775,000
Percentage of Offering Purchased by Fund: 0.221
Percentage of Fund's Total Assets: 0.45
Brokers: Credit Suisse, JP Morgan, Citigroup, UBS
Investment Bank, BBVA Securities, DNB Markets,
Mitsubishi UFJ Securities, Mizuho Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Tenet Healthcare Corporation
6.00-% due 10/1/2020
Purchase/Trade Date:	9/13/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,800,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.07
Brokers:  BofA Merrill Lynch, Barclays, Citigroup, Wells
Fargo Securities, Scotiabank, SunTrust Robinson
Humphrey, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: ENEL S.P.A. 8.750%	 due
9/24/2073
Purchase/Trade Date:	  9/17/2013
Offering Price of Shares: $99.183
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $210,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.12
Brokers:  Barclays, BofA Merrill Lynch, Citigroup,
Credit Suisse, Goldman, Sachs & Co., JP Morgan,
Mitsubishi UFJ Securities, Mizuho Securities, Morgan
Stanley, Banca IMI, BBVA, BNP Paribas, Credit
Agricole CIB, Deutsche Bank Securities, HSBC, ING,
Mediobanca, Natixis, Santander, Societe Generale, The
Royal Bank of Scotland, UBS Investment Bank,
UniCredit Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	ADT Corporation 6.250% due
10/15/2021
Purchase/Trade Date:	  9/24/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.08
Brokers:  Goldman, Sachs & Co., Citigroup, Deutsche
Bank Securities, JP Morgan, Barclays, BofA Merrill
Lynch, BNY Mellon Capital Markets, LLC, Credit
Suisse, Morgan Stanley, Scotiabank, Wells Fargo
Securities, The Williams Capital Group, L.P.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Edwards Lifesciences Corp.
2.875% due 10/15/2018
Purchase/Trade Date:	  9/24/2013
Offering Price of Shares: $99.498
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Fund's Total Assets: 0.15
Brokers:  BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley, JP Morgan, Wells Fargo Securities,
Deutsche Bank Securities, HSBC, Mitsubishi UFJ
Securities, Mizuho Securities, US Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 General Motors Co. 4.875% due
10/2/2023
Purchase/Trade Date:	  9/24/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.29
Brokers:  Citigroup Global Markets Inc., JP Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Morgan Stanley & Co. LLC, BNP Paribas
Securities Corp., RBS Securities Inc., UBS Securities
LLC
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Deutsche Annington Finance BV
5.000% due 10/2/2023
Purchase/Trade Date:	  9/25/2013
Offering Price of Shares: $98.993
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $900,000
Percentage of Offering Purchased by Fund: 0.360
Percentage of Fund's Total Assets: 0.52
Brokers:  JP Morgan, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.